UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21930

Oceanstone Fund

(Exact name of registrant as specified in charter)

13453 El Presidio Trail

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

James J. Wang

P.O. Box 130982

Carlsbad, CA 92013

(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 481-4123

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

OCEANSTONE FUND

June 30, 2010

Oceanstone Fund

1-800-988-6290

www.oceanstonefund.com

Fellow Shareholders:

Oceanstone Fund (the Fund) started its 2010 fiscal year on 7/1/2009 at net asset value (NAV) of $21.26 per share. On 12/28/2009, the Fund distributed a short-term capital gain dividend of $5.7187 per share. On 6/30/2010, the Fund ended this fiscal year at NAV of $28.76 per share. So the Fund’s total return for its fiscal year ended 6/30/2010 is 62.05%. During the same period, the total return of S&P 500 index is 14.43%. During this fiscal year, the Fund found a number of undervalued stocks in the stock market.

Now the Fund continues to search for undervalued stocks in U.S. stock market, using the equation IV = IV/E x E as guidance. In this equation, E is a stock’s earnings per share for trailing 4 quarters, and a reasonable range of its IV/E ratio is determined by a rational and objective evaluation of the current available information of its future earnings prospects. A stock's intrinsic value to its stockholders is its business earnings during the time of actual ownership after the stock is purchased. Therefore, a stock's IV/E ratio is determined by its future earnings prospects. Similarly, the IV/E ratio of a fixed-income security is determined by its future credit prospects and the future inflation prospects.

So the key to determine a stock's intrinsic value is to determine its future earnings prospects with reasonable accuracy and subsequently a reasonable range for its IV/E ratio. To do so, we will need sound judgment of a company's facts. Nevertheless, it is difficult to predict a company's future earnings and easy to be wrong, and this is the main reason why investing is a risk-taking business. A security's intrinsic value is dependent on its future prospects, and future prospects can never be 100% certain. We should always remember this fact in risk management.

U.S. stock market is highly efficient, and a company's stock price usually reflects its intrinsic value very accurately. But for various reasons, undervalued stocks can become available sometimes. In a normal year for U.S. stock market, there are usually a small number of stocks that become clearly undervalued for a short time. But in a severe market downturn, there are many more of these stocks. We don't know when or where these investment opportunities will develop, and it is difficult to identify them and easy to be wrong. There is no easy money in the stock market. To achieve a good long-term return for the shareholders, the Fund strives to find some of these undervalued stocks.

Finally, I would like to thank the Fund shareholders for your trust.

Respectfully submitted,

/s/ James J. Wang

James J. Wang, August 25, 2010

The Value of a $10,000 Investment in Oceanstone Fund

From November 9, 2006 to June 30, 2010

As Compared to S&P 500 Index

Oceanstone Fund
S&P 500 Index
Inception Date: 11/9/2006
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10

Average Annual Return for Periods Ended June 30, 2010

	One Year	Three Years	Since Inception (11/9/2006)
Oceanstone Fund	62.05%	49.73%	47.53%
S&P 500 Index	14.43%	(9.80)%	(5.76)%

This chart assumes an initial investment of $10,000 made on 11/9/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance, which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month ended, please call (800) 988-6290.

Oceanstone Fund

Graphical Illustration

June 30, 2010 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors based on percentage of net assets.

Technology
3.48%
Net Cash *
18.07%
Basic Materials
12.49%
Conglomerates
0.43%
Consumer Goods
7.63%
Financial
5.60%
Healthcare
17.14%
Services
35.16%

                  *Net cash represents cash equivalents and other assets less liabilities.

	Oceanstone Fund
	Schedule of Investments
	June 30, 2010

Shares		Value

COMMON STOCKS - 81.93%

Apparel & Other Finished Products of Frabics & Similar Material - 5.09%
5,000	Carter's, Inc. *	$ 131,250
5,000	True Religion Apparel, Inc. *	110,350
		241,600
Arangement of Transportation of Freight & Cargo - 4.42%
30,000	Pacer International, Inc. *	209,700

Computer & Office Equipment - 3.48%
5,000	Lexmark International, Inc. Class A *	165,150

Electromedical & Electrotherapeutic Apparatus - 3.80%
5,000	St. Jude Medical, Inc. *	180,450

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.43%
1,400	General Electric Co.	20,188

Fire, Marine & Casualty Insurance - 2.70%
5,000	Unitrin, Inc.	128,000

Greeting Cards - 3.95%
10,000	American Greetings Corp. Class A	187,600

Hospital & Medical Service Plans - 13.33%
10,000	Amerigroup Corp. *	324,800
5,000	Coventry Health Care, Inc. *	88,400
4,500	WellPoint, Inc. *	220,185
		633,385
Motor Vehicles & Passenger Car Bodies - 2.55%
12,000	Ford Motor Co. *	120,960

Petroleum Refining - 12.48%
4,300	ConocoPhillips	211,087
10,000	Tesoro Corp *	116,700
11,000	Valero Energy Corp.	197,780
13,400	Western Refining, Inc. *	67,402
		592,969
Retail-Apparel & Accessory Stores - 1.81%
3,000	Aeropostale, Inc. *	85,920

Retail-Auto Dealers & Gasoline Stations - 5.88%
12,000	Asbury Automotive Group, Inc. *	126,480
15,000	Lithia Motors, Inc. Class A	92,700
7,000	Sonic Automotive, Inc. *	59,920
		279,100
Retail-Radio, TV & Consumer Electronics - 5.70%
8,000	Best Buy Co., Inc.	270,880

Security & Commodity Brokers, Dealers, Exchanges & Services - 2.91%
5,000	NYSE Euronext, Inc.	138,150

Services-Auto Rental & Leasing - 6.20%
30,000	Avis Budget Group, Inc. *	294,600

Services-Educational Services - 3.67%
2,100	ITT Educational Services, Inc. *	174,342

Services-Management Consulting - 3.53%
15,000	Industrial Services of America, Inc. *	167,700

TOTAL FOR COMMON STOCKS (Cost $3,516,540) - 81.93%		3,890,694

SHORT TERM INVESTMENTS - 16.09%
764,007	Huntington Treasury Money Market IV 0.01% ** (Cost $764,007)	764,007

TOTAL INVESTMENTS (Cost $4,280,547) - 98.02%		4,654,701

ASSETS IN EXCESS OF OTHER LIABILITIES - 1.98%		94,016

NET ASSETS - 100.00%		$ 4,748,717

* Non-income producing securities during the period.
** Variable rate security: the coupon rate shown represents the yield on June 30, 2010.
The accompanying notes are an integral part of these financial statements.

	Oceanstone Fund
	Statement of Assets and Liabilities
	June 30, 2010

Assets:
Investments in Securities, at Value (Cost $4,280,547)	$ 4,654,701
Cash	97,539
Receivables:
Shareholder Subscription	3,000
Dividends and Interest	1,546
Total Assets	4,756,786
Liabilities:
Accrued Management Fees	8,069
Total Liabilities	8,069
Net Assets	$ 4,748,717

Net Assets Consist of:
Paid In Capital	$ 3,647,810
Accumulated Undistributed Net Investment Loss	(22,130)
Accumulated Undistributed Realized Gain on Investments	748,883
Unrealized Appreciation in Value of Investments	374,154
Net Assets, for 165,095 Shares Outstanding	$ 4,748,717

Net Asset Value Per Share	$ 28.76

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statement of Operations
For the year ended June 30, 2010

Investment Income:
Dividends	$ 32,650
Interest	50
Total Investment Income	32,700

Expenses:
Advisory Fees (Note 3)	63,845
Total Expenses	63,845

Net Investment Loss	(31,145)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	1,308,587
Net Change in Unrealized Appreciation on Investments	(315,373)
Realized and Unrealized Gain on Investments	993,214

Net Increase in Net Assets Resulting from Operations	$ 962,069

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2010	6/30/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (31,145)	$ (5,971)
Net Realized Gain on Investments	1,308,587	94,623
Net Change in Unrealized Appreciation on Investments	(315,373)	690,274
Net Increase in Net Assets Resulting from Operations	962,069	778,926

Distributions to Shareholders:
Realized Gains	(580,460)	-
Total Distributions Paid to Shareholders	(580,460)	-

Capital Share Transactions (Note 5)	2,847,968	61,000

Total Increase in Net Assets	3,229,577	839,926

Net Assets:
Beginning of Year	1,519,140	679,214

End of Year	$ 4,748,717	$ 1,519,140

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

				Period *
	Years Ended			Ended
	6/30/2010	6/30/2009	6/30/2008	6/30/2007

Net Asset Value, at Beginning of Period	$ 21.26	$ 9.95	$ 12.24	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	(0.27)	(0.08)	(0.09)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	13.49	11.39	(0.20)	2.24
Total from Investment Operations	13.22	11.31	(0.29)	2.26

Distributions:
Net Investment Income	0.00	0.00	0.00	(0.02)
Realized Gains	(5.72)	0.00	(2.00)	(0.00)
Total from Distributions	(5.72)	0.00	(2.00)	(0.02)

Net Asset Value, at End of Period	$ 28.76	$ 21.26	$ 9.95	$ 12.24

Total Return ***	62.05%	113.67%	(2.94)%	22.61%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,749	$ 1,519	$ 679	$ 694
Ratio of Expenses to Average Net Assets ****	1.80%	1.80%	1.80%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	(0.88)%	(0.79)%	(0.73)%	0.20%
Portfolio Turnover	131.82%	419.70%	403.27%	146.05%

* For the period November 9, 2006 (commencement of investment operations) through June 30, 2007.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 1. Organization

Oceanstone Fund, (the “Fund”) is a no-load, non-diversified, open-end investment company that was organized as a business trust under the laws of the State of Delaware pursuant to a Declaration of Trust dated June 26, 2006.  The Trust is permitted to issue an unlimited number of no par shares of beneficial interest in the Fund. The Fund’s investment objective is to seek capital appreciation. The Fund invests only in common stocks in U.S. stock market and mainly employs the strategy of growth at reasonable price.

Note 2. Summary of Significant Accounting Policies

Codification:  The Financial Accounting Standards Board has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

The Fund follows the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the year ended June 30, 2010.

Security Valuation- The Fund’s assets are valued at the market value using market quotations. Common stocks in the Fund’s portfolio are valued at the last quoted sale price on the day the valuation is made. Those common stocks that are not traded on the valuation date are valued at the last bid price. When the market quotation of a stock is either not readily available or not reliable, the Adviser will determine the fair value of the stock in accordance with the guideline approved by the Fund’s Board of Trustees. As a general principle, the fair value of a stock is the price that the Fund may reasonably expect to receive for the stock upon its current sale.

Share Valuation- The price (net asset value) of the Fund’s shares is normally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The price is determined by dividing the value of its securities, plus all other assets and less all liabilities, by the number of shares outstanding.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

Distributions to Shareholders- The Fund will distribute its net realized capital gains, if any, on an annual basis and substantially all of its net investment income in the form of dividends to its shareholders on an annual basis or more frequently at the discretion of the Fund. Distributions will be recorded on ex-dividend date.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events: Management has evaluated subsequent events through the date the financial statements were issued.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's assets carried at fair value:

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments

Level 1 – Quoted Prices                                         $ 4,654,701                         $         -

Level 2 – Significant Other Observable Inputs                       -                                    -

Level 3 – Significant Unobservable Inputs                             -                                    -

Total                                                                       $ 4,654,701                         $         -

Note 3. Investment Management Agreement

The Fund has an investment advisory agreement (the “Agreement”) with Oceanstone Capital Management, Inc. (the “Advisor”) to furnish investment advisory and management services to the Fund.  Under this agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.80%. The Advisor will pay all operating expenses of the Fund except for brokerage commissions, taxes, interest and management fees. For the year ended June 30, 2010, the Adviser earned a fee of $63,845 from the Fund, of which the Fund owed the Adviser $8,069 as of June 30, 2010.

Note 4. Related Party Transactions

James J. Wang is the control person of the Adviser and also serves as a trustee and officer of the Fund. James Wang receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Stock

The Fund is authorized to issue an unlimited number of shares with no par value of separate series. Paid in capital at June 30, 2010 was $3,647,810 representing 165,095 shares outstanding. Transactions in capital stock were as follows:

	Fisc Year Ended 6/30/2010		Fisc Year Ended 6/30/2009
	Shares	Amount	Shares	Amount
Shares Sold	83,683	$2,589,912	3,251	$61,000
Shares Reinvested	20,085	580,460	0	0
Shares Redeemed	(10,139)	(322,404)	0	0
Net Increase	93,629	$2,847,968	3,251	$61,000

Note 6. Investment Transactions

For the year ended June 30, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,405,712 and $3,971,359, respectively.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2010 was $4,280,547.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

At June 30, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$783,317	$(409,163)	$374,154

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Value
Accumulated Undistributed Realized Gain on Investments	$748,883
Unrealized Appreciation on Investments	374,154
$1,123,037

The Fund paid a short term capital gain of $5.7187 per share on December 28, 2009 totaling $580,460.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2010, the Fusion Group, Inc. Retirement Trust owns 43.90% of the Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Oceanstone Fund

San Diego, CA

We have audited the accompanying statement of assets and liabilities of the Oceanstone Fund (the “Fund”), including the schedule of investments, as of June 30, 2010, the related statements of operations for the year ended June 30, 2010, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2010, and the financial highlights for each of the years in the three-year period ended June 30, 2010.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.  The financial highlights for the period November 9, 2006 (commencement of investment operations) through June 30, 2007, were audited by other auditors whose report expressed an unqualified opinion on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Oceanstone Fund as of June 30, 2010, the results of its operations for the year ended June 30, 2010, the changes in its net assets for each of the years in the two-year period ended June 30, 2010, and the financial highlights for each of the years in the three-year period ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Meyler & Company, LLC

Middletown, NJ

August 25, 2010

Oceanstone Fund
Expense Illustration
June 30, 2010 (Unaudited)

Expense Example

As a shareholder of the Oceanstone Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2010	June 30, 2010	January 1, 2010 to June 30, 2010

Actual	$1,000.00	$1,015.54	$9.00
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.87	$9.00

* Expenses are equal to the Fund's annualized expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OCEANSTONE FUND

TRUSTEES AND OFFICERS

JUNE 30, 2010 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Rajendra Prasad 1310 East Ocean Boulevard, #1401 Long Beach, CA 90802 1945	Trustee since 2006	Mr. Prasad is the founder and president of Prasad Growth Fund, a registered investment company, since 1998. Mr. Prasad is also a part-time practicing physician.
Wei-Wei Zhang 13203 Haxton Pl. San Diego, CA 92130 1957	Trustee since May of 2008

Mr. Zhang is the president and CEO of Acrotics Corp. since April of 2008 and the President of Yanda Medical Research Institute in Beijing, China since May of 2010. He was the president and CEO of GenWay Biotech, Inc., from 2001 to April of 2008."

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Year of Birth	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
James J. Wang[1] PO Box 130982 Carlsbad, CA 92013 1963	Trustee, Treasurer, President and Chief Compliance Officer since 2006

James Wang is actively engaged in the management of his personal accounts in stock markets. James Wang is the president, a director, and a shareholder of Oceanstone Capital Management, Inc., the Fund’s investment adviser.

1 James J. Wang is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

OCEANSTONE FUND

ADDITIONAL INFORMATION

JUNE 30, 2010 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 988-6290 to request a copy of the SAI or to make shareholder inquiries.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 988-6290.

Approval of Continuance of the Investment Advisory and Management Agreement

On June 19, 2010, the Fund’s Board of Trustees considered the renewal of the Investment Advisory and Management Agreement (the Agreement) between Oceanstone Fund (the Fund) and Oceanstone Capital Management, Inc. (the Adviser). To approve the renewal of the Agreement, the Board of Trustees reviewed the following factors: (i) the investment performance of the Fund, and the nature, extent and quality of the services to be provided by the Adviser to the Fund;  (ii) the cost of the services to be provided and the profits to be realized by the Adviser; (iii) the extent to which economies of scale would be realized as the Fund grows, and whether the fee levels reflect these economies of scale for the benefit of the Fund investors.

As for the performance of the Fund, the Adviser discussed the Fund's performance. The Adviser noticed that the Fund performed well since its inception on 11/9/2006, as compared to S&P 500 index. As for the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Adviser noticed that these services include investment management and compliance program. The Adviser is responsible for investing the Fund assets in accordance with the Fund’s investment objectives and restrictions. In addition, the Adviser is responsible for the Fund to operate in compliance with the applicable Federal and State securities laws and regulations, and the Adviser has adopted procedures reasonably designed to prevent violations of the Fund’s Code of Ethics.

As for the costs of the services to be provided, the Board discussed the fees paid by the Fund to the Adviser. Under the Agreement, the Adviser pays all operating expenses, including extraordinary expenses, of the Fund except that the Fund pays the management fees, brokerage commissions, taxes and interests. For the services to be provided and expenses to be assumed, the Fund pays to the Adviser an annual management fee that is equal to 1.80% of the average Fund assets. The Adviser also noted that the Fund has no front-end load, deferred-load, 12b-1 expense, or IRA custodian fee. The Adviser also

OCEANSTONE FUND

ADDITIONAL INFORMATION

JUNE 30, 2010 (UNAUDITED)

reviewed the Adviser's financial statement and noticed that the Adviser incurred significant losses in providing services to the Fund as a new startup mutual fund.

As for the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund investors, the Board noticed that the Fund’s asset base was still very small. If the Fund can grow its asset base in future, the Board will consider the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund shareholders.

Next, the two disinterested trustees discussed the continuation of the Agreement. The interested trustee was excused during this discussion.

Upon reconvening the meeting, the disinterested trustees reported that they were satisfied with the investment performance of the Fund and the services provided by the Adviser. Both disinterested trustees concluded that the management fee charged by the Adviser is fair and reasonable and renewing the Agreement would be in the best interests of the Fund’s shareholders. Therefore, the Fund’s Board of Trustees, including both disinterested trustees, unanimously approved the renewal of the Investment Advisory and Management Agreement between Oceanstone Fund and Oceanstone Capital Management, Inc.

Board of Trustees

James J. Wang

Rajendra Prasad

Wei-Wei Zhang

Investment Adviser

Oceanstone Capital Management, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Independent Registered Public Accounting Firm

Meyler & Company, LLC

This report is provided for the general information of the shareholders of the Oceanstone Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The Fund has adopted a code of ethics that applies to the Fund’s principal executive officer and the principal financial officer. The Fund has not amended its code of ethics during the covered fiscal year. The Fund has not granted any waivers from any provisions of the code of ethics during the covered fiscal year.

Item 3. Audit Committee Financial Expert.

The Fund does not have an audit committee because of its small size.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant.

Fiscal Year Ended 06/30/2010

Fiscal Year Ended 06/30/2009

Audit Fees

$9,500

$9,200

Audit-Related Fees

$ 800

$800

Tax Fees

$0

$0

All Other Fees

$0

$0

Nature of Audit-Related Fees: review of Prospectus for N-1A amendment.

(e) Not applicable

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser),and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees

Year Ended 06/30/2010    Year Ended 06/30/2009

Registrant

$800

$800

Registrant’s Investment Adviser

$0

$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a) Disclosure Controls & Procedures.  Principal executive and financial officer has concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in the Funds internal controls of other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1) EX-99.CERT.  Filed herewith.

(a)(2) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b) EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oceanstone Fund

By /s/ James J. Wang

*James J. Wang

President and Treasurer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James J. Wang

*James J. Wang

President and Treasurer

Date: August 27, 2010

* Print the name and title of each signing officer under his or her signature.